                                                                        Ex. 10.5

                  FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FOURTH AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is entered into as of November 12, 2004, by and between SILVERLEAF RESORTS, INC., a Texas corporation ("Seller") and ALGONQUIN WATER RESOURCES OF TEXAS, LLC, a Texas limited liability company; ALGONQUIN WATER RESOURCES OF MISSOURI, LLC, a Missouri limited liability company; ALGONQUIN WATER RESOURCES OF ILLINOIS, LLC, an Illinois limited liability company; ALGONQUIN WATER RESOURCES OF AMERICA, INC., a Delaware corporation; and ALGONQUIN POWER INCOME FUND, a Canadian income trust (collectively, the "Purchaser").

                                    RECITALS

     A. The parties hereto entered into that certain Asset Purchase Agreement as of August 29, 2004 (the "Agreement").

     B. The parties hereto desire to amend the Agreement as set forth in this Amendment.

                                    ARTICLE 1
                                   AGREEMENTS

     1.1 Amendment.  The Agreement in hereby amended as follows:

The first paragraph of Section 6.03 of the Agreement is hereby amended by deleting the words "sixty-five (65) days" and replacing it with the words "eighty-one (81) days", thereby extending the Inspection Period until the close of business November 16, 2004.

     1.2 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

     1.3 Full Force and Effect. The Agreement as modified by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have duly executed rids Amendment as of the date first above written.
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SELLER:                                   PURCHASER:

SILVERLEAF RESORTS, INC., a Texas         ALGONQUIN WATER RESOURCES OF
corporation                               TEXAS, LLC, a Texas limited liability
                                          company


By: /S/ JOE W. CONNER                     By: /S/ EDMUND PAMATAT
    -----------------------------------       ----------------------------------
Its: COO                                  Its: VP Corp Dev


                                          ALGONQUIN WATER RESOURCES OF
                                          MISSOURI, LLC, a Missouri limited
                                          liability company


                                          By: /S/ EDMUND PAMATAT
                                              ----------------------------------
                                          Its: VP Corp Dev


                                          ALGONQUIN WATER RESOURCES OF
                                          ILLINOIS, LLC, an Illinois limited
                                          liability company


                                          By: /S/ EDMUND PAMATAT
                                              ----------------------------------
                                          Its: VP Corp Dev


                                          ALGONQUIN WATER RESOURCES OF
                                          AMERICA, INC., a Delaware corporation


                                          By: /S/ IAN ROBERTSON
                                              ----------------------------------
                                          Its: Authorized Signing Officer


                                          ALGONQUIN POWER INCOME FUND,
                                          a Canadian income trust


                                          By: /S/ IAN ROBERTSON
                                              ----------------------------------
                                          Its:
                                               ---------------------------------